                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)     NOVEMBER 18, 1999

                              PRI AUTOMATION, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       MASSACHUSETTS                    0-24934                  04-2495703
----------------------------      ------------------        --------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

805 Middlesex Turnpike, Billerica,
MASSACHUSETTS 01821                                              01821-3986
----------------------------------------                    -------------------
(Address of Principal Executive Offices)                         (Zip Code)

         Registrant's telephone number, including area code:  (978) 670-4270

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On November 18, 1999, the Registrant announced in a press release its financial operating results for the fiscal quarter and the fiscal year ended September 30, 1999.

         A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRI Automation, Inc.

Date: November 18, 1999                     By:  /s/ STEPHEN D. ALLISON
                                            -----------------------------------
                                            Stephen D. Allison
                                            Chief Financial Officer